WABASH NATIONAL CORPORATION Investor Update November 2013 Jeff Taylor, VP – Acting CFO & Treasurer Mark Weber, SVP – Group President , Diversified Products Group

2 This presentation contains certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward - looking statements, including without limit, those regarding shipment outlook, Operating EBITDA, backlog, demand level expectations, profitability and earnings capacity, margin opportunities, and potential benefits of any recent acquisitions. Any forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limit, these risks and uncertainties include economic conditions, increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, manufacturing capacity and cost containment risks, dependence on industry trends, access to capital, acceptance of products, and government regulation. You should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. S AFE H ARBOR S TATEMENT © 2013 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate ®, DuraPlate AeroSkirt ®, Walker, Brenner® and Beall® are marks owned by Wabash National, L.P. Transcraft ® and Benson® are marks owned by Transcraft Corporation.

3 Acquired assets of leading liquid tank and dry bulk trailer producer C OMPANY B ACKGROUND Acquired assets of leading aluminum flatbed producer Founded as a start - up IPO ( NYSE : WNC ) Achieved leading industry position Introduced the DuraPlate ® composite dry van trailer Record trailer production of 70,000 units Acquired leading liquid transport equipment producer Acquired leading steel flatbed producer Acquired assets of Acquired Cloud Oak Flooring Co. • 2012 Revenue: $1.5B • 5,700 Associates (full time & contract) • 12 Manufacturing Locations in 3 Countries • 18 Company - Owned Retail Locations Launched DuraPlate Products Group business (Wabash Composites) 1985 1991 1994 1996 1997 1999 2006 2008 2009 2011 2012 2013 New Markets. New Innovation. New Growth.

4 W ABASH S EGMENTS Wabash National Corporation Commercial Trailer Products 2012 Sales: $994M • Dry & Refrigerated Vans • Platform Trailers • Fleet Used Trailers Retail 2012 Sales: $157M • 18 Retail L ocations in U.S. • New & Used Trailer Sales • Parts & Service Tank Services Diversified Products 2012 Sales: $311M • Walker Group • Wabash Composites • Wabash Wood Products

5 G EOGRAPHIC F OOTPRINT Manufacturing Locations Corporate HQ Company - Owned Retail Locations Dealers / Service Centers

6 CTP Operating Income Up Nearly $50 Million Since 2010 Key Statistics Recent Financial Performance - CTP Examples of Key Customers ▪ Comprehensive trailer products portfolio ▪ 2012 New Trailer Shipments: 43,600 ▪ Core products: dry vans, refrigerated vans, platform trailers ▪ Brands: Wabash National, Transcraft, Benson C OMMERCIAL T RAILER P RODUCTS : S EGMENT P ROFILE -20 0 20 40 60 80 100 0 200 400 600 800 1000 1200 2010 2011 2012 Operating Income (M$) Revenue (M$) Revenue Op. Income Segment Revenue and Units are prior to the elimination of intersegment sales.

7 I NDUSTRY F ORECASTS ▪ Strong demand above replacement levels forecast for next 5 years in all CTP segments ▪ CSA, CARB & HOS to drive demand Strong D emand Forecasted for the Next Five Years General Market Overview ACT Forecast by Segment 2012 2013 2014 2015 2016 2017 2018 Dry Van 129,543 135,000 143,000 143,000 134,000 140,000 143,000 Refrigerated 34,094 36,900 36,000 34,500 33,000 36,000 37,500 Platform 24,525 23,000 24,200 25,200 24,000 22,700 22,600 Liquid Tanks 8,212 8,450 8,400 7,800 6,500 6,300 6,600 Other 40,467 37,800 40,250 39,200 38,200 40,200 41,400 Total 236,841 241,150 251,850 249,700 235,700 245,200 251,100

8 2013 O UTLOOK : I NDUSTRY F ORECAST Strong demand above replacement levels Short - /Mid - Term Demand Drivers Source: ACT Sources: 1974 - 1989:SMCC/TBB; 1989 - 2012: ACT ▪ HOS Rules (Hours of Service) ▪ 7 - day maximum driving time reduced from 82 to 70 hours ▪ Some customers expect a “5% - 12%” impact on productivity ▪ Not currently factored into current industry forecast models ▪ Underlying Forces ▪ Age of equipment reached an all - time high in 2010 - 2011 of nearly 8.3 years ▪ Fleet population decreased by over 10% since 2008 ▪ 3+ years of significant under - buy (2008 - 2010) 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 1975 1980 1985 1990 1995 2000 2005 2010 Historical Industry Production Early Innings of the Replacement Cycle

# COMMERCIAL TRAILER PRODUCTS: LONG HISTORY OF INNOVATION


SEARS







## 1985

**Sheet & Post Trailer**

- Commodity
- Versatile
- High maintenance

**FRP Trailer**

- FRP (Fiberglass Reinforced Plywood)
- Added interior width
- Difficult to repair

## 1987

**Alum. Plate Trailer**

- WNC leading industry producer
- Wide, smooth interior
- Low maintenance
- High material costs

## 1996

**DuraPlate® Trailer**

- Durable
- Longest useful life
- Easy to repair
- Lowest total cost of ownership
- Recyclable

## 2004

**DuraPlate® HD**

- High performance
- Extremely durable
- Heavy-duty freight applications

## 2011

**DuraPlate® XD-35**

- The industry's only 35,000 lb. dry van floor system
- Specialty freight hauls: paper, steel coil

**Legacy of Industry Leadership in Value-Added Innovation**

WABASH NATIONAL

9

10 C OMMERCIAL T RAILER P RODUCTS H IGHLIGHTS x Industry leader in van and platform trailer manufacturing x Best - in - class, technologically innovative products x Leading brands and long - standing customer relationships x Trucking recovery and aging fleet equipment fuels trailer demand x Mature practitioner of lean manufacturing methodology x Knowledgeable, experienced management and leadership team New Markets. New Innovation. New Growth.

11 Broad Product Portfolio Serving Diverse Markets Key Statistics Recent Financial Performance Key Brands ▪ Walker Group, Wabash Composites, and Wabash Wood Products ▪ Diverse portfolio of products and services ▪ Broad customer, geographic, and end market diversification ▪ Higher growth and higher margin businesses D IVERSIFIED P RODUCTS : S EGMENT P ROFILE -20 0 20 40 60 80 100 0 100 200 300 400 2010 2011 2012 Operating Income (M$) Revenue (M$) Revenue Op. Income Segment Revenue is prior to the elimination of intersegment sales.

# Walker Group Profile

## Key Statistics

- #1 manufacturer of Liquid Tank Trailers (3,000+ trailers shipped in 2012) and leading manufacturer of Airplane Refuelers & Engineered Products
- High Gross Margin (>20%) and Stable, Solid Cash Generation
- Key Brands: Walker, Brenner, Bulk, Beall, Garsite, Extract, TST
- Strong Growth Potential from Innovation









## Diversified Products Proforma Revenue



Wabash Composites, 13%
Wabash Wood Products, 7%
Walker, 80%

## Examples of Key Customers

bhpbilliton, ADM, 3M, Bristol-Myers Squibb, ExxonMobil, Honeywell, KRAFT, SOLVAY, MERCK, American Airlines, bp, NAVISTAR, Nestlé, Solvay Chemicals, Pfizer, DynCorp International, HAWK Field Services, SOUTHWEST, DFA Dairy Farmers of America, safety-kleen, TERRA renewal, United Site Services

**Focused on Diversified, Higher Margin Growth.**

12

13 W ALKER G ROUP : I NDUSTRY L EADERSHIP End - Markets Geographies US, 87% Australia, 0% Asia, 5% Africa, 0% Latin America, 2% Mexico & Canada, 2% Europe, 3% Chemical, 31% Dairy, Food & Beverage, 27% Aviation, 15% Energy, 12% Pharmaceutical, 9% Defense, 4% Environmental, 2% Transportation Products Leader Engineered Products Leader 80% of Total Revenues 20% of Total Revenues Position Products Est. Share # 1 ALL liquid - transportation systems in North America 33% # 1 Stainless - steel liquid - transportation systems in North America 63% # 1 Stainless - steel liquid - tank trailers for the North American chemical market 64% # 1 Stainless - steel liquid - tank trailers for the North American food market 75% # 1 Liquid - tank trailers for the worldwide aircraft refuelers market 35% Position Products Est. Share # 1 Isolators globally 30% # 1 Downflow booths globally 35% # 2 Stationary silos in the U.S. 35% Note: All information based off of 2011 revenues Sources : TTMA, ACT, Polk, Trailer Body Builders 2012

# WABASH COMPOSITES PROFILE

## Key Statistics

- Growing Product Portfolio
- Key Products: composite panels, aerodynamic trailer skirts, portable storage containers, truck bodies walls
- Brands: DuraPlate, AeroSkirt, Wabash National

## Demand Drivers

- Forecasted growth in Truck Body market drives DuraPlate® panel sales growth.
- Housing Starts support potential moving and storage growth and need for portable storage containers.
- CARB (California Air Resource Board) compliance requirements continue to drive DuraPlate® AeroSkirt® demand.

## Diversified Products Proforma Revenue



Wabash Composites, 13%
Wabash Wood Products, 7%
Walker, 80%

## Examples of Key Customers

PENSKE, PODS Portable On Demand Storage, SPARTAN, Old Dominion Freight Line, FedEx Ground, Supreme, Whiting Door Manufacturing Corp, Morgan, Transglobal

**Focused on Diversified, Higher Margin Growth**

14

15 x Industry leader in tank trailer and engineered products with the broadest portfolio x Leader in composite panel technology, solutions - driven product development strategy x Diversified platform serving a variety of attractive end markets x Low capital model leveraging existing intellect x Leading brands and longstanding relationships with blue - chip customer base x Best - in - class , technologically innovative products x Stable, strong cash flow profile. Synergistic opportunities. Low cost manufacturing. x Knowledgeable, experienced management and leadership team D IVERSIFIED P RODUCTS H IGHLIGHTS New Markets. New Innovation. New Growth.

16 Brenner Tank Services Increases Geographic Footprint Key Statistics 2012 Recent Financial Performance 2012 Revenue Breakout R ETAIL : S EGMENT P ROFILE -2 -1 0 1 2 3 4 0 50 100 150 200 2010 2011 2012 Operating Income (M$) Revenue (M$) Revenue Op. Income ▪ Dealership model, selling new and used trailers, aftermarket parts, and maintenance and repair services. ▪ 2012 New Trailer Shipments: 2,800 ▪ 2012 Used Trailer Shipments: 1,600 ▪ Brands: Tank Services New Trailers, 47% Used Trailers, 9% Parts & Service, 42% Other, 2% Segment Revenue is prior to the elimination of intersegment sales.

17 R ETAIL : N EW M ARKETS – T ANK P ARTS & S ERVICE Capture Synergy of Brenner Tank Service Expertise Key Drivers ▪ Leverage Combined Footprint to Capture Higher - Margin Tank Parts & Service ▪ Low CapEx Investment Required for Wabash National Trailer Centers ▪ Support Walker Brand Products Nationally, Including Recently Added Beall Location Status ▪ 4 legacy Wabash National Trailer Centers currently tank repair certified: ▪ 2 additional locations to be certified in 2014 ▪ All locations to sell tank parts ▪ Scranton, PA ▪ Dallas, TX ▪ San Antonio, TX ▪ Fontana, CA

18 x Strategic footprint providing national support x Platform which supports the broadest product range in the industry x Integrated with OEM to deliver best practices and innovation in the aftermarket x Value added reseller of new and used trailers & parts and service x Expansion into new markets with mobile service and 3 rd party maintenance x Aging fleet equipment and tougher regulatory environment is expected to continue to drive parts and service demand x Low CapEx and synergistic expansion in higher - margin tank parts and service x Knowledgeable, experienced management and leadership team R ETAIL S EGMENT H IGHLIGHTS New Markets. New Innovation. New Growth.

WABASH NATIONAL CORPORATION Financial Overview November 2013

20 ($ millions) ($ millions) Notes: 1. See Appendix for reconciliation of non - GAAP financial information F INANCIAL P ROFILE Revenues 2012 Revenue & Operating EBITDA Set Record Levels Operating EBITDA ▪ Significantly improved financial results ▪ Revenue up more than $1.1B, or 330%, since 2009 ▪ EBITDA increased more than $160M since 2009 338 640 1,187 1,462 1,177 200 500 800 1,100 1,400 1,700 2009 2010 2011 2012 YTD Q3 2013 (43) 5 39 119 114 (60) (30) 0 30 60 90 120 150 2009 2010 2011 2012 YTD Q3 2013

21 Expand Commercial Trailer Products Margins Grow Diversified Products Top Line ▪ Diversified Products Segment is Gaining Critical Mass ▪ Commercial Trailer Products & Diversified Products Are Nearly Equal Contributors to Company Performance ▪ Retail Segment Provides Support to Both Segments & Captures Additional Channel Value 47% 3% 50% D IVERSIFICATION E FFORTS G AINING T RACTION …N EW M ARKETS 86% 14% 68% 11% 21% Manufacturing Retail Commercial Trailer Products Diversified Products Retail Manufacturing Retail 100% Diversified Products Commercial Trailer Products 2007 Revenue $1.1B 2012 Revenue $1.5B 2007 Op. Inc. $26.5M 2012 Op. Inc. $70.5M

22 C APITAL S TRUCTURE AND L IQUIDITY Cost Effective Debt Structure • $150 Million ABL Revolving Facility – Sr. Secured, matures 5/2017, floating LIBOR pricing 1.75% - 2.25% • $150 Million Convertible Notes – Sr. Unsecured, matures 5/2018, semiannual interest payment of 3.375% • $300 Million Term Loan B – Sr. Secured, matures 5/2019, 1% annual amortization, all - in floating pricing ~ 4.50% • Repriced term loan in May, reducing effective interest rate by 150 basis points, and made voluntary partial payments totaling $40M in 2013 Strong Balance Sheet & Free Cash Flow Yield • Cash Balance of $66M at 9/30/13 • Total liquidity of $208M at 9/30/13 • $142M available under revolver • Term Loan re - pricing and voluntary partial payments reduces annual cash interest cost by ~$6M • Net working capital of ~ 13% of revenue • Minimal debt repayment requirements • Modest CapEx ; ~$20 million for 2013 • Appx. $111M of Income Tax NOLs at 12/31/12 ($ millions) Liquidity (1) (1) Liquidity, defined as cash on hand plus available borrowing capacity 0 50 100 150 200 250 300 2013 2014 2015 2016 2017 2018 2019 ($ millions) Required Minimum Maturities (1)(2) Debt & Capital Lease Maturities $5 $5 $4 $4 $154 $153 $239 (1) Excess cash flows, as defined in the TLB, may require additional mandatory pre - payment requirements; above maturities reflects only minimum obligations at 1% of principal (or ~$3M/year) (2) Schedule represents estimate of debt and capital lease maturities as of December 31, 2012 inclusive of new financing facilities and $20M partial payments made in May 2013 and September 2013 Term Loan Senior Notes Revolver Strong Liquidity & Flexible Capital Structure $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 12/09 12/10 12/11 3/12 6/12 9/12 12/12 3/13 6/13 9/13 $21 $60 $126 $100 $151 $182 $224 $200 $188 $208

23 L ONG - T ERM S TRATEGIC O BJECTIVES Expectations 2011 2012 Long - term Revenue $1.2B $1.5B >$ 2.0B Diversified Products Revenue (1) $107M $356M > $600M Gross Margins 5.6% 11.0% > 13% EBITDA Margins 3.3% 8.1% > 10% Net Leverage 1.3x 3.1x < 2.0x Notes: (1) Diversified Products segment revenues prior to eliminations Growth and Diversification Strategy Intact

24 New Markets. New Innovation. New Growth. I NVESTMENT H IGHLIGHTS x Diversified manufacturer and industry leader in van and tank trailer production x Leading brands and long standing relationships with blue - chip customer base x Best - in - class, technologically innovative products x Trucking recovery and aging fleet equipment fuels trailer demand x Mature practitioner of lean manufacturing x Knowledgeable, experienced management and leadership team

WABASH NATIONAL CORPORATION Appendix

# CONSOLIDATED INCOME STATEMENT

| ($ in thousands, except per share amounts) | 2009 | 2010 | 2011 | 2012 | YTD Q3 2013 |
|---|---|---|---|---|---|
| Net sales | $ 337,840 | $ 640,372 | $ 1,187,244 | $ 1,461,854 | $ 1,177,332 |
| Cost of sales | 360,750 | 612,289 | 1,120,524 | 1,298,031 | 1,014,796 |
| Gross profit | $ (22,910) | $ 28,083 | $ 66,720 | $ 163,823 | $ 162,536 |
| % of sales | -6.8% | 4.4% | 5.6% | 11.2% | 13.8% |
| General and administrative expenses | 29,033 | 29,876 | 30,994 | 44,751 | 43,208 |
| % of sales | 8.6% | 4.7% | 2.6% | 3.1% | 3.7% |
| Selling expenses | 11,176 | 10,669 | 12,981 | 23,589 | 23,029 |
| % of sales | 3.3% | 1.7% | 1.1% | 1.6% | 2.0% |
| Amortization of intangibles | 2,955 | 2,955 | 2,955 | 10,590 | 16,278 |
| % of sales | 0.9% | 0.5% | 0.2% | 0.7% | 1.4% |
| Acquisition expenses | - | - | - | 14,409 | 883 |
| % of sales | 0.0% | 0.0% | 0.0% | 1.0% | 0.1% |
| (Loss) Income from operations | $ (66,074) | $ (15,417) | $ 19,790 | $ 70,484 | $ 79,138 |
| % of sales | -19.6% | -2.4% | 1.7% | 4.8% | 6.7% |
| Other income (expense) | | | | | |
| Increase in fair value of warrant | (33,447) | (121,587) | - | - | - |
| Interest expense | (4,379) | (4,140) | (4,136) | (21,724) | (20,364) |
| Other, net | (866) | (667) | (441) | (97) | 1,300 |
| (Loss) Income before income taxes | $ (104,766) | $ (141,811) | $ 15,213 | $ 48,663 | $ 60,074 |
| Income tax (benefit) expense | (3,001) | (51) | 171 | (56,968) | 23,968 |
| Net (loss) income | $ (101,765) | $ (141,760) | $ 15,042 | $ 105,631 | $ 36,106 |
| Preferred stock dividends and early extinguishment | $ 3,320 | $ 25,454 | $ - | $ - | $ - |
| Net (loss) income applicable to common stockholders | $ (105,085) | $ (167,214) | $ 15,042 | $ 105,631 | $ 36,106 |
| Diluted net (loss) income per share | $ (3.48) | $ (3.36) | $ 0.22 | $ 1.53 | $ 0.52 |

New Markets. New Innovation. New Growth.

WABASH NATIONAL

26

# CONSOLIDATED BALANCE SHEET

*($ in thousands)*

| | 2009 | 2010 | 2011 | 2012 | 9/30/2013 |
|---|---|---|---|---|---|
| **ASSETS** | | | | | |
| Current assets | | | | | |
| Cash | $ 1,108 | $ 21,200 | $ 19,976 | $ 81,449 | $ 65,880 |
| Accounts receivable | 17,081 | 37,853 | 52,219 | 96,590 | 130,086 |
| Inventories | 51,801 | 110,850 | 189,533 | 189,487 | 239,606 |
| Deferred income taxes | - | - | - | 42,330 | 36,979 |
| Prepaid expenses and other | 6,877 | 2,155 | 2,317 | 8,239 | 3,951 |
| Total current assets | $ 76,867 | $ 172,058 | $ 264,045 | $ 418,095 | $ 476,502 |
| Property, plant and equipment | 108,802 | 98,834 | 96,591 | 132,146 | 139,735 |
| Deferred income taxes | - | - | - | 21,894 | 4,614 |
| Goodwill | - | - | - | 146,444 | 150,277 |
| Intangible assets | 25,952 | 22,863 | 19,821 | 171,990 | 164,559 |
| Other assets | 12,156 | 9,079 | 7,593 | 12,057 | 10,141 |
| Total assets | $ 223,777 | $ 302,834 | $ 388,050 | $ 902,626 | $ 945,828 |
| **LIABILITIES & STOCKHOLDERS' EQUITY** | | | | | |
| Current liabilities | | | | | |
| Current portion of long-term debt | $ - | $ - | $ - | $ 3,381 | $ 3,240 |
| Current portion of capital lease obligations | 337 | 590 | 4,007 | 1,140 | 1,706 |
| Accounts payable | 30,201 | 71,145 | 107,985 | 87,299 | 138,009 |
| Other accrued liabilities | 34,583 | 38,896 | 59,024 | 104,873 | 88,733 |
| Warrant | 46,673 | - | - | - | - |
| Total current liabilities | $ 111,794 | $ 110,631 | $ 171,016 | $ 196,693 | $ 231,688 |
| Long-term debt | 28,437 | 55,000 | 65,000 | 416,849 | 378,037 |
| Capital lease obligations | 4,469 | 3,964 | 814 | 3,781 | 7,064 |
| Other noncurrent liabilities | 3,258 | 4,214 | 4,874 | 15,511 | 17,086 |
| Deferrred income taxes | - | - | - | 1,065 | 1,993 |
| Preferred stock | 22,334 | - | - | - | - |
| Stockholders' equity | 53,485 | 129,025 | 146,346 | 268,727 | 309,960 |
| Total Liabilities and stockholders' equity | $ 223,777 | $ 302,834 | $ 388,050 | $ 902,626 | $ 945,828 |

New Markets. New Innovation. New Growth.

WABASH NATIONAL

27

28 C ONSOLIDATED C ASH F LOWS New Markets. New Innovation. New Growth. ($ in thousands) 2009 2010 2011 2012 YTD Q3 2013 Cash flows from operating activities Net (loss) income (101,765)$ (141,760)$ 15,042$ 105,631$ 36,106$ Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities Depreciation 16,630 13,900 12,636 14,975 12,429 Amortization of intangibles 2,955 2,955 2,955 10,590 16,278 Net (gain) loss on the sale of assets (55) 431 (9) 203 - Loss on debt extinguishment 303 - 668 - 1,304 Deferred income taxes - - - (55,292) 23,559 Increase in fair value of warrant 33,447 121,587 - - - Stock-based compensation 3,382 3,489 3,398 5,149 5,525 Accretion of debt discount - - - 2,972 3,455 Changes in operating assets and liabilities Accounts receivable 20,845 (20,772) (14,366) 1,180 (33,419) Inventories 41,095 (59,062) (78,683) 41,696 (49,173) Prepaid expenses and other (1,570) 3,024 (162) 736 1,788 Accounts payable and accrued liabilities (22,666) 45,251 56,968 (48,777) 33,315 Other, net 420 650 386 (3,046) 2,593 Net cash (used in) provided by operating activities (6,979)$ (30,307)$ (1,167)$ 76,017$ 53,760$ Cash flows from investing activities Capital expenditures (981) (1,782) (7,264) (14,916) (11,566) Acquisition, net of cash acquired - - - (364,012) (15,985) Proceeds from the sale of property, plant and equipment 300 1,813 17 607 - Other - - - (2,500) 2,500 Net cash (used in) provided by investing activities (681)$ 31$ (7,247)$ (380,821)$ (25,051)$ Cash flows from financing activities Proceeds from issuance of common stock, net of expenses - 71,948 (155) - - Proceeds from exercise of stock options - 504 538 354 447 Borrowings under revolving credit facilities 276,853 712,491 848,705 206,015 910 Payments under revolving credit facilities (328,424) (685,928) (838,705) (271,015) (910) Principal payments under capital lease obligations (334) (352) (671) (1,629) (1,309) Principal payments under term loan credit facility - - - (2,250) (42,135) Principal payments under industrial revenue bond - - - - (265) Stock repurchase (35) (384) (533) (564) (35) Proceeds from issuance of convertible senior notes - - - 145,500 - Proceeds from issuance of term loan credit facility, net of issuance costs - - - 292,500 - Proceeds from issuance of preferred stock and warrant 35,000 - - - - Payments under redemption of preferred stock - (47,791) - - - (1,420) - (1,989) (5,134) (981) - - - 2,500 - (2,638) (120) - - - Net cash (used in) provided by financing activities (20,998)$ 50,368$ 7,190$ 366,277$ (44,278)$ Net (decrease) increase in cash and cash equivalents (28,658)$ 20,092$ (1,224)$ 61,473$ (15,569)$ Cash and cash equivalents at beginning of period 29,766 1,108 21,200 19,976 81,449 Cash and cash equivalents at end of period 1,108$ 21,200$ 19,976$ 81,449$ 65,880$ Debt amendment and issuance costs paid Preferred stock issuance costs paid Proceeds from issuance of industrial revenue bond

29 R ECONCILIATION OF N ON - GAAP M EASURES New Markets. New Innovation. New Growth. ($ in millions) Note: This table reconciles annual net income (loss) for the periods presented to the non - GAAP measure of Operating EBITDA. Differences may exist in the calculation of Operating EBITDA due to rounding. 2009 2010 2011 2012 YTD Q3 2013 Net (loss) income (101.8)$ (141.8)$ 15.0$ 105.6$ 36.1$ Income tax (benefit) expense (3.0) (0.1) 0.2 (57.1) 24.0 Increase in fair value of warrant 33.4 121.6 - - - Interest expense 4.4 4.1 4.1 21.7 20.4 Depreciation and amortization 19.6 16.9 15.6 25.6 28.7 Stock-based compensation 3.4 3.5 3.4 5.2 5.5 Impairment of goodwill - - - - - Acquisition expenses - - - 17.3 0.9 Other non-operating expense (income) 0.9 0.7 0.5 0.2 (1.3) Operating EBITDA (43.1)$ 4.9$ 38.8$ 118.5$ 114.3$ % of sales -12.8% 0.8% 3.3% 8.1% 9.7%

# RECONCILIATION OF NON-GAAP MEASURES

*($ in millions)*

**Trailing Twelve Months Operating EBITDA For Quarter Ending**

| | 2009 | | | | 2010 | | | |
|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 |
| Net (loss) income | $ (147.7) | $ (162.4) | $ (224.5) | $ (101.8) | $ (212.5) | $ (200.2) | $ (135.7) | $ (141.8) |
| Income tax expense (benefit) | 20.8 | 21.8 | 23.0 | (3.0) | (3.0) | (3.0) | (2.9) | (0.1) |
| Increase (Decrease) in fair value of warrant | - | - | 54.0 | 33.4 | 160.3 | 158.4 | 101.1 | 121.6 |
| Interest expense | 4.5 | 4.8 | 4.7 | 4.4 | 4.3 | 4.0 | 3.9 | 4.1 |
| Depreciation and amortization | 21.1 | 20.7 | 20.3 | 19.6 | 19.2 | 18.7 | 18.0 | 16.9 |
| Stock-based compensation | 5.1 | 5.0 | 4.5 | 3.4 | 3.3 | 3.0 | 2.9 | 3.5 |
| Impairment of goodwill | 66.3 | 66.3 | 66.3 | - | - | - | - | - |
| Acquisition expenses | - | - | - | - | - | - | - | - |
| Other non-operating expense (income) | 0.2 | (0.1) | 1.3 | 0.9 | 0.8 | 1.7 | 0.5 | 0.7 |
| Operating EBITDA | $ (29.7) | $ (43.9) | $ (50.4) | $ (43.1) | $ (27.6) | $ (17.4) | $ (12.2) | $ 4.9 |
| % of sales | -3.9% | -6.9% | -10.4% | -12.8% | -8.2% | -4.3% | -2.5% | 0.8% |

| | 2011 | | | | 2012 | | | | 2013 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 |
| Net (loss) income | $ 0.6 | $ 9.5 | $ 12.5 | $ 15.0 | $ 17.0 | $ 15.6 | $ 32.9 | $ 105.6 | $ 106.2 | $ 118.4 | $ 116.2 |
| Income tax expense (benefit) | (0.2) | (0.2) | (0.1) | 0.2 | (0.3) | 0.8 | 1.9 | (57.1) | (52.9) | (44.6) | (35.1) |
| Increase (Decrease) in fair value of warrant | (5.2) | (3.3) | - | - | - | - | - | - | - | - | - |
| Interest expense | 4.0 | 4.1 | 4.2 | 4.1 | 3.9 | 8.2 | 14.9 | 21.7 | 28.5 | 29.7 | 28.2 |
| Depreciation and amortization | 16.3 | 15.9 | 15.7 | 15.6 | 15.4 | 18.6 | 21.7 | 25.6 | 31.6 | 34.0 | 36.4 |
| Stock-based compensation | 3.4 | 3.2 | 2.9 | 3.4 | 4.0 | 4.1 | 5.2 | 5.2 | 5.7 | 6.9 | 7.0 |
| Impairment of goodwill | - | - | - | - | - | - | - | - | - | - | - |
| Acquisition expenses | - | - | - | - | 1.7 | 15.0 | 17.0 | 17.3 | 16.2 | 3.1 | 1.1 |
| Other non-operating expense (income) | 0.8 | 0.7 | 0.7 | 0.5 | 0.6 | - | (0.2) | 0.2 | (2.0) | (1.7) | (0.9) |
| Operating EBITDA | $ 19.7 | $ 29.9 | $ 35.9 | $ 38.8 | $ 42.3 | $ 62.3 | $ 93.4 | $ 118.5 | $ 133.3 | $ 145.8 | $ 152.9 |
| % of sales | 2.5% | 3.2% | 3.3% | 3.3% | 3.4% | 4.7% | 6.7% | 8.1% | 8.8% | 9.4% | 9.6% |

Note: This table reconciles the trailing twelve month net income (loss) for the periods presented above to the non-GAAP measure of Operating EBITDA. Differences may exist in the calculation of Operating EBITDA due to rounding.

New Markets. New Innovation. New Growth.

WABASH NATIONAL

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